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SECURITY AGREEMENT BY AND BETWEEN HERTZ COMPUTER CORPORATION AS DEBTOR, AND
UNITED MIZRAHI BANK AND TRUST COMPANY AS SECURED PARTY

         THIS SECURITY AGREEMENT, dated the 28th day of June, 1995 is made by and between United Mizrahi Bank and Trust Comp "Secured Party"), whose address is 1 Rockefeller Plaza, New York, NY 10020, and Hertz Computer Corporation ("Debtor"), whose address is 321 Fifth Avenue, New York, NY 10016.

         Section 1 Defined Terma. Unless the context otherwise requires, capitalized terms used in this Security Agreement shall have the following meanings:

         "Accounts" shall have the meaning assigned to such term in the U.C.C..

         "Books and Records" shall have the meaning assigned to such term in
Section 2(j) hereof.

         "Chattel Paper" shall have the meaning assigned to such term in the U.C.C.

         "U.C.C." shall mean Chapter 9 of the Uniform Commercial Code, Consolidated Laws of the State of New York, as amended.

         "Collateral" shall have the meaning assigned to such term in Section 2 hereof.

         "Debtor Laws" means all applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization or similar laws from time to time in effect affecting the rights of creditors generally.

         "Equipment" shall have the meaning assigned to such term in the U.C.C..

         "Event of Default" shall have the meaning assigned to such term in
Section 6 hereof.

         "General Intangibles" shall have the meaning assigned to such term in the U.C.C..

         "Goods" shall have the meaning assigned to such term in the U.C.C..

         "Guarantor" means individually and collectively, ELI E. HERTZ, I. MARILYN HERTZ, HERGO ERGONOMIC SUPPORT SYSTEMS, INC. and HERTZ COMPUTER INFORMATION SYSTEMS (1985) LTD.

         "Instruments" shall have the meaning assigned to such term in the U.C.C..

         "Inventory" shall have the meaning assigned to such term in the U.C.C..

         "Note" shall mean that certain promissory note of even date herewith, in the original principal amount of One Million Dollars ($1,000,000.00),

executed by Debtor and payable to the order of Secured Party, and any and all renewals, modifications, and extensions of such note, and any and all notes executed in substitution for such note.

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         "Secured Indebtedness" shall have the meaning assigned to such term in
Section 3 hereof.

         Section 2. Grant of Security Interest. For value received and as collateral security for the Secured Indebtedness, Debtor hereby grants to Secured Party a security interest, lien and mortgage in and to, and agrees and acknowledges that Secured party has, and shall continue to have, a security interest, lien and mortgage in and to, and assigns to Secured Party its rights in, and all of Debtor's power to transfer greater title than it has to, all assets of Debtor of the types described below Ireferred to hereinafter as the "Collateral"), wherever located, however arising or created, and whether now owned or existing or hereafter arising, created or acquired:

         All of the Debtor's assets and properties listed below, together with any arid all proceeds and products thereof, accessions thereto or replacements thereof in connection with such assets:

         a. A first priority perfected security interest in and lien on all assets of the Borrower now owned or hereafter acquired.

Section 3. Secured Indebtedness. The security interest and assignment of rights contained herein is granted to secure the payment and performance of:

         (a) any and all loans, advances (including, without limitation, future advances), indebtedness obligations and liabilities of Debtor to Secured Party however evidenced, whether as principal or guarantor or otherwise, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed, or extended (the "Indebtedness"), including, without limitation, Indebtedness arising in connection with, or evidenced by, (1 ) the Note, together with all documents evidencing and securing the Note, and together with all interest thereon; and (2) the loan agreement between Debtor and Secured Party dated as of the date hereof (the "Agreement") including, without limitation, the Obligations as defined therein;

         (b) all costs and expenses reasonably incurred by Secured Party to obtain, preserve, perfect and enforce the security interest granted hereby and all other liens and security interests securing payment of the Secured Indebtedness, to collect the Secured Indebtedness and to maintain, preserve and collect the Secured Indebtedness and to maintain, preserve and collect the Collateral, including, but not limited to, taxes, assessments, insurance premiums, repairs, reasonable attorneys' fees and legal expenses, rent, storage charges, advertising costs, brokerage fees and expenses of sale; and



         (c) all renewals, extensions and modifications of the Indebtedness or any part thereof.

         The Indebtedness and costs mentioned in this Section 3 are collectively referred to herein as the "Secured Indebtedness."

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         Section 4. Debtor's Warranties and Representations. Debtor represents and warrants to Secured Party that:

         (a) Debtor has the authority to execute, deliver and perform this Security Agreement; the execution and performance hereof have been authorized by all necessary action of Debtor; and this Security Agreement is the legal and binding obligation of Debtor, enforceable in accordance with its terms;

         (b) there is no financing statement or other document creating or evidencing a lien now on file in any public office covering any of the Collateral, or any lien of encumbrance on any of the Collateral, whether such Collateral be real or personal, tangible or intangible, or whether Debtor is named or signed as Debtor, except as heretofore disclosed to Secured Party in writing;

         (c) Debtor has, and, as to after-acquired Collateral, will have when such Collateral becomes subject to this Security Agreement, good, indefeasible and merchantable title to, and ownership of, the Collateral, subject only to liens for taxes not yet due and payable;

         (d) the place of business (or chief executive office if Debtor maintains more than one place of business), or residence (if Debtor maintains one or more residence if Debtor is an individual) of Debtor is in New York County, New York;

         (e) the Collateral is located at 321 Fifth Avenue, New York, NY 10016, in the County of New York, State of New York, and as to any such Collateral owned or in the possession of Debtor as of the date hereof, has been located continuously in the County of New York, State of New York, for the preceding four months;

         (f) no dispute, right of setoff, counterclaim or defenses exist with respect to the Collateral or any part of the Collateral;

         (g) all of the representations and warranties made by Debtor in all instruments and documents evidencing and securing the Secured Indebtedness or any part thereof, including, without limitation, this Security Agreement, are true and correct in all material respects;

         (h) there has been no change in the name of Debtor, or the name under which Debtor conducts its business, within the five years preceding the date of execution of this Security Agreement; and

         (i) neither the execution and delivery of this Security Agreement and the other documents executed in connection herewith, nor consummation of any of the transactions herein contemplated, nor compliance with the terms and provisions hereof, will contravene or conflict with any provision of law, statute or regulation to which Debtor is subject, or any judgment, license, order or permit applicable to Debtor, or any indenture, mortgage, deed of trust, agreement or other instrument to which Debtor is a party or by which Debtor may be bound, or to which Debtor may be subject, or violate or contravene any provision of the bylaws of Debtor or the instruments of incorporation forming Debtor (if Debtor is a corporation) or the partnership or joint venture agreement, as appropriate, forming Debtor (if Debtor is a partnership or joint venture).

         Section 5. Debtor'. Covenanta and Agreements. Debtor covenants and agrees with

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Secured Party that:

         (a) Debtor shall, at its expense, make, procure, execute and deliver such financing statement or statements, or amendments thereof or supplements thereto, orother instruments, certificates, assignments, passbooks and supplementalwritings, and do and deliver all acts, things, writings and assurances as Secured Party may from time to time require in order to comply with the U.C.C., or any other applicable law, and to preserve and protect the security interest hereby granted. In the event, for any reason, that the law of any jurisdiction other than the State of New York becomes or is applicable to the Collateral, or any part thereof, or to any of the Obligation, Debtor agrees to execute and deliver all such instruments and to do all such other things as may be necessary or appropriate to preserve, protect and enforce the security interest or lien of Secured Party, under the law of such other jurisdiction, to at least the same extent as such security interest would be protected under the U.C.C.;

         (b) until the termination of this Security Agreement, Debtor will not execute and there will not be on file in any public office any financing statement or statements creating or evidencing a lien covering any of the Collateral, except as may have been or may hereafter be granted to Secured Party, and Debtor further agrees that it will keep the Collateral free from any lien, attachment, security interest, sequestration, encumbrance, or any other legal or equitable process, or any encumbrance of any kind or character, except as may be granted to Secured Party of which Secured Party has actual knowledge and to which it otherwise consents in writing;

         (c) Debtor shall keep the Collateral in good repair and condition, and shall use reasonable care to prevent the Collateral from being damaged or depreciated, ordinary wear and tear excepted, and Secured Party and its agents shall have the right to examine, audit, inspect and copy, as the case may be, the Collateral, including, without limitation, the 800ks and Records (which Debtor agrees to keep in complete and accurate form), at any reasonable time and from time to time;

         (d) unless and until notified to the contrary by Secured Party, Debtor shall promptly, at its expense:

                           (i) deliver to Secured Party, with appropriate endorsement or assignment, all instruments, chattel paper, monies, checks, notes, drafts and other vidence of indebtedness, or other property in the nature of items of ayment representing proceeds of any of the Collateral, or arising from an account, which are then in, or thereafter come into, Debtor's possession; provided, however, proceeds from the sale of property which has been replaced by new property of value equal to or greater than the value of the replaced property when new may be retained by Debtor; and

                           (ii) upon the request of Secured Party, direct all parties obligated on any of the Collateral to make all payments due or to become due thereon directly to Secured Party or to such other person or officer as may be specified by Secured Party;

         (e) Debtor shall perform, at its sole cost and expense, any and all steps, and shall pay the amount of all reasonable expenses necessary to obtain, preserve, perfect, defend and enforce the security interest in the Collateral and to preserve, defend, enforce and collect the Collateral;

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         (f)      none of the Collateral shall be removed from its present
                  location or disposed of by Debtor without the prior written consent of Secured Party, except Debtor may sell Inventory in the ordinary course of business. All risk and liability for safekeeping of the Collateral shall at all times, either before or after possession thereof by Secured Party, remain that of Debtor;

         (g) Debtor shall have and maintain insurance at all times with respect to the Collateral in such amounts, in such form and with such companies as is satisfactory to Secured Party. All such policies of insurance shall provide for written notice to Secured Party of cancellation or any other action and be payable to Secured Party, and Debtor shall provide Secured Party with evidence satisfactory to Secured Party of compliance with the terms of this paragraph. Secured Party may act, and Debtor hereby appoints Secured Party, as attorney- in-fact for Debtor in obtaining, adjusting, settling and canceling such insurance, and endorsing any payments or proceeds therewith. Debtor shall bear the risk of loss to the extent of any deficiency in any effective insurance coverage with respect to loss or damage to the Collateral or any of the Collateral. Debtor shall pay, or cause to be paid, all premiums for such insurance at least thirty (30) days before such premiums become due, shall furnish to Secured Party satisfactory proof of the timely making of such payments, shall deliver all renewal policies to Secured Party at leant fourteen (14) days before the expiration data of each expiring policy and shall cause such policy to require the insurer to give notice to Secured Party, addressed to Secured Party at its address in the preamble hereof (or at such other address Secured Party designates), of termination of any such policy thirty 130) days before such termination is to be effective;

         (h) Debtor hereby agrees to indemnify and hold Secured Party harmless from and against any and all present and future claims, actions, liabilities and damages arising in connection with this Security Agreement, the Secured Indebtedness, or the Collateral,. except for any of the foregoing arising out of the willful misconduct of Secured Party and all costs and expenses (including reasonable attorneys' fees) incurred by Secured Party in respect thereof;

         (i) Debtor will immediately notify Secured Party of any change occurring in or to the Collateral, of any change in Debtor's principal place of business or chief executive office, of any change in any fact or circumstance warranted or represented by Debtor to Secured Party, or if any Event of Default occurs; and

         (j) Debtor will not use the Collateral illegally and, whenever any of the Collateral includes obligations of third parties to the Debtor, such Collateral shall conform in all respects to the applicable requirements of any state or federal consumer credit law and Debtor shall hold Secured Party harmless and indemnify Secured Party for any costs, losses or expenses incurred by Secured Party, including attorney's fees, arising from any illegality in connection with the Collateral.

         Section 6. Events of Default. Debtor shall be in default under this Security Agreement upon the happening of any of the following events or conditions (hereinafter called an "Event of Default"):


         (a) if Debtor fails to pay the Secured Indebtedness, or any part thereof, when it becomes due, whether at the stated maturity, by acceleration, or otherwise;

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         (b) if Debtor or any Guarantor fails promptly to keep and perform any covenant or agreement contained herein or in any other agreement, deed of trust, mortgage or instrument executed as security for or in connection with the Secured Indebtedness, or any part thereof;

         (c) the occurrence of a default or event of default under any agreement, assignment, deed of trust, security agreement or any other instrument or document executed as security for, evidence of, or in connection with the Secured Indebtedness, or any part thereof;

         (d) any statement, representation or warranty in this Security Agreement, or any agreement, assignment, deed of trust, security agreement or any other instrument or document executed as security for, evidence of, or in connection with the Secured Indebtedness, or any part thereof, is false, misleading, or erroneous in any material respect;

         (e)      Debtor or any Guarantor shall:
         (1) execute a general assignment for the benefit of its creditors, or
         (2) become the subject, voluntarily or involuntarily, of any bankruptcy, insolvency or reorganization proceeding, or
         (3) admit in writing its inability to pay its debts generally as they become due or fail to pay its debts as they become due, or
         (4) apply for or consent to the appointment of a custodian, receiver, trustee, or liquidator of itself or of all or a substantial part of its assets, or
         (5) file a voluntary petition seeking protection under any debtor's relief, or other insolvency law now or hereafter existing, or
         (6) file an answer admitting the material allegations of, or consenting to, or default in filing an answer to, a petition filed against it in any bankruptcy, reorganization, or other insolvency proceedings, or
         (7) institute or voluntarily be or become a party to any other judicial proceedings intended to effect a discharge of its debts, in whole or in part, or a postponement of the maturity or the collection thereof, or a suspension of any of the rights or powers of Secured Party granted in the Note or this Security Agreement;

         (f) an order, judgment, or decree shall be entered by any court of competent jurisdiction appointing a custodian, receiver, trustee, or liquidator of Debtor or any Guarantor or of all or any substantial part of its assets;

         (9) the failure to have discharged within a period of ten (10) days after the commencement thereof any attachment, sequestration, or similar proceedings against any of Debtor's or any Guarantor's assets;


         (h) the ownership of the Collateral or any of the Collateral, except for Inventory sold in the ordinary course of business, or any legal or equitable interest therein, becomes vested in a person or entity other than Debtor.

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         (i) the loss, theft, destruction, reduction in value (other than in the ordinary course of business), damage to or condemnation of the Collateral, or any material part of the Collateral, unless such loss is fully covered by insurance proceeds, and such proceeds are promptly received by Debtor or Secured Party under the terms of this Security Agreement.

         (j) default shall occur in the payment of any material indebtedness of Debtor or any Guarantor of such indebtedness or any part thereof or of the Secured Indebtedness or any part of the Secured Indebtedness, or any such indebtedness shall become due before its stated maturity by acceleration of the maturity thereof or otherwise, and such default or acceleration, as the case may be, shall, in the reasonable determination of Secured Party, impair Debtor's or any such Guarantor's ability to pay the Secured Indebtedness;

         (k) Secured Party's liens, mortgages or security interests in any of the Collateral should become unenforceable, or cease to be first priority liens, mortgages or security interests; or

         (I) the dissolution, liquidation, merger or termination of Debtor of any Guarantor (or if a Guarantor is an individual, the death of such Guarantor. However, this clause shall become null and void with respect to Guarantor upon compliance with Paragraph 3.01 (11) of the Revolving Credit greement of even date herewith).

         Section 7. Secured Party's Rights and Remedies

         (a)      Secured Party, at any time, either before or after an Event of
Default:

                  (i) may require Debtor to deposit in a special account at a bank to be designated by Secured Party in the name of Secured Party and styled "Collateral Account" any and all payments received by Debtor with respect to the Collateral. Funds in such account are hereby assigned to Secured Party and shall be impressed with the lien hereof to secure the Secured Indebtedness;

                  (ii) may, at the sole option of Secured Party, discharge taxes, liens and interest, perform or cause to be performed, for and on behalf of Debtor, any actions and conditions, obligations or covenants which Debtor has failed or refused to perform, and may pay for the repair, maintenance or preservation of any of the Coilateral, and may do all other things deemed necessary by Secured Party to perfect the security interest granted hereby and to preserve, collect, enforce and protect the

         Collateral and any insurance proceeds thereof, and may exercise all rights of Debtor in the Collateral, and Debtor hereby appoints Secured Party its attorney-in-fact for such purposes, and all sums expended therefor, including, but not limited to, attorneys' fees, court costs, agents' fees or commissions, or any other costs or expenses, shall become part of the Secured Indebtedness, shall bear interest from the date of payment at the highest lawful rate and shall be payable at the place designated for payment of the Secured Indebtedness and shall be secured by this Security Agreement; and

         (iii) may, in its sole discretion, require Debtor to give possession or control of the Collateral to Secured Party; endorse as Debtor's agent any instruments, documents, or accounts relating to the Collateral; contact account debtors directly to verify accounts; notify account debtors and any other parties liable under the Collateral to make payment directly to Secured Party; take control of the Collateral or proceeds thereof, including, without limitation, stock or cash dividends or stock splits, and use cash proceeds to reduce any part of the Secured Indebtedness; exchange any of the Collateral for any other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms as Secured Party may determine; and may require Debtor to use its best efforts to cause the issuer of the Collateral to register any or all of the Collateral under applicable securities laws, at the expense of Debtor or such issuer.


         (b) In the event of the occurrence of any Event of Default, Secured Party may, at its option, in addition to the rights and remedies provided in Section 7(a) hereof, without demand, presentment, notice of intention to accelerate, notice of acceleration or any other notice (which is fully waived):

                  (i) declare the entire unpaid balance of the principal of the Secured Indebtedness to be in default and immediately due and payable, together with all accrued and unpaid interest thereon, reasonable attorneys' fees and all other collection charges;


                  (ii) in addition to the rights and remedies provided in this Security Agreement, or in any other agreement, instrument or undertaking executed by Debtor, invoke the rights and remedies of a secured party under the U.C.C. and any and all other laws;

                  (iii) open and dispose of all mail addressed to Debtor and notify postal authorities to change the address for delivery thereof to such address as Secured Party may designate;

         (iv) take possession and dispose of all or any portion of the Collateral, at public or private sale, as a unit or in parcels, upon any terms and prices and in any order, free from any claim or right of any kind including any equity of redemption of Debtor, ANY SUCH DEMAND, RIGHT OR EQUITY BEING EXPRESSLY WAIVED AND RELEASED: and for such purpose Secured Party may maintain all or any part of the Collateral on Debtor's premises for such period of time as may be reasonably necessary without any charge whatsoever. Upon Secured Party's demand, Debtor will take all steps necessary to prepare the Collateral (including without limitation making any repairs to the Collateral requested by Secured Party) for and otherwise assist in any proposed disposition of the Collateral; and assemble the Collateral and make it available to Secured Party at a reasonably convenient location. Any disposition of the Collateral may be made by way of one or more contracts and at any such disposition it shall not be necessary to exhibit the Collateral.

                           (c)      In addition:

                  (i) Secured Party shall not be liable for any act or omission on the part of Secured Party, its officers, agents, or employees, except for wlilful misconduct. All rights and remedies of Secured Party hereunder are cumulative and may be exercised singly or concurrently. The exercise of any right or remedy will not be a waiver of any other;

                  (ii) the rights, titles, interests, liens and securities of Secured Party hereunder shall be cumulative of all of the securities, rights, titles, interests or liens which Secured Party may now or at any time hereafter hold securing the payment of the Secured Indebtedness, or any part thereof;

                  (iii) Secured Party is hereby expressly authorized to apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Debtor hereby expressly consents to any such appointment;

                  (iv) Secured Party shall be entitled to apply the proceeds of any sale or other disposition of the Collateral, and the payments received by Secured Party with respect to any of the Collateral, first to the payment of all its reasonable expenses, including attorneys' fees and legal expenses, incurred in holding and preparing the Collateral, or any part thereof, for sale or other disposition, in arranging for such sale or other disposition, and in actually selling the same, and next toward payment of the balance of the Secured Indebtedness in such order and manner as Secured Party in its sole discretion may deem advisable. Secured Party shall account to the Debtor for any surplus. If the proceeds are not sufficient to pay the Secured Indebtedness in full, the Debtor shall remain liable for any deficiency.

         Section 8. Miscellaneous

         (a) This Security Agreement is executed and delivered in, and the validity, enforceability and interpretation of this Security Agreement shall be governed by and construed in accordance with the laws of the State of New York and the laws of the United States of America.

         (b) This Security Agreement is binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, representatives, administrators, successors and assigns.

         (c) Any notice of sale, disposition or other action by Secured Party not waived herein and specifically required by the U.C.C. and sent to Debtor at Debtor's address shown above, or at such other address of Debtor as may from time to time be shown on the records of Secured Party, at least ten (10) days prior to such action, shall constitute reasonable notice to Debtor. Notice shall be deemed given or sent when mailed postage prepaid to Debtor's address.

         (d) No failure on the part of Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise or any other right, power or remedy: the remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

         (e)      This Security Agreement shall not be amended in any way except by a written agreement signed by the parties hereto.


                               JURY TRIAL WAIVER

DEBTOR AND SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE,THE RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREIN, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, IWHETHER VERBAL OR WRITTEN) OR ACTIONS OF EACH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK IN ENTERING INTO THIS AGREEMENT. DEBTOR FURTHER ACKNOWLEDGES THAT THIS JURY TRIAL WAIVER PROVISION HAS BEEN EXPLAINED TO IT BY ITS COUNSEL AND THAT IT UNDERSTANDS AND AGREES TO SAME.

         ANY LEGAL ACTION OR PROCEEDING WITH RESPECT THIS AGREEMENT OR ANY DOCUMENT RELATING HERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTING AND DELIVERING THIS AGREEMENT, THE DEBTOR ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE PARTIES HERETO IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH JURISDICTION.

         THE DEBTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE DEBTOR AT ITS ADDRESS. SUCH SERVICE WILL BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.

         IN WITNESS WHEREOF, this Security Agreement has been executed by the parties hereto by their respective corporate officers "hereunto duly authorized, all as of the date first hereinabove written.

         United Mizrahi Bank and Trust Company

         By:      /s/Marvin Factor
                  Marvin Factor, Vice President

         By:      /s/ Marion Veitch
                  Marion Veitch, Vice President

         HERTZ COMPUTER CORPORATION

         By:      /s/ Eli E. Hertz
                  Eli E. Hertz

STATE OF NEW YORK
COUNTY OF NEW YORK

         SWORN TO, SUBSCRIBED AND ACKNOWLEDGED before me this 28th day of June, 1995, by Marvin Factor as Vice President of United Mizrahi Bank and Trust Company, a New York chartered commericial bank, on behalf of siad bank.


/s/ Eric S. Goldman
Notar Public, State of New York
My Commission Expires:

Eric S. Goldman
Notary Public, State of New York
No. 4989151
Qualified in New York County
Commission Expires Dec. 2, 1993